UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2007

HSBC USA Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-7436	13-2764867
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue, New York, New York	10018
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code (212)525-3735

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2007, the registrant’s Board of Directors approved an amendment to the registrant’s bylaws to provide for the position of Chief Administrative Officer. A copy of the registrant’s bylaws, as amended and restated, is filed as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.2	Bylaws, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC.
By: /s/ Michael J. Forde Name: Michael J. Forde Title: Assistant Secretary

Dated: February 8, 2007

EXHIBIT INDEX

Exhibit No.	Description

3.2	Bylaws, as amended and restated.

4